Intangible Assets, Net - Schedule of Future Amortization Expense (Detail) $ in Thousands	Dec. 31, 2022 USD ($)
Finite-Lived Intangible Assets, Net, Amortization Expense, Fiscal Year Maturity [Abstract]
2023	$ 629
2024	630
2025	629
2026	364
2027	356
Thereafter	1,702
Total	$ 4,310